Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2060 Fund
December 31, 2023
AFF60-NPRT3-0224
1.9858329.109
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.4% 1/25/24 to 3/14/24 (b) (Cost $975,871)	980,000	976,040

Domestic Equity Funds - 49.6%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	2,671,616	41,463,474
Fidelity Advisor Series Growth Opportunities Fund (c)	2,290,973	29,393,178
Fidelity Advisor Series Small Cap Fund (c)	1,252,448	15,204,716
Fidelity Series All-Sector Equity Fund (c)	1,276,471	13,747,592
Fidelity Series Commodity Strategy Fund (c)	40,069	3,711,554
Fidelity Series Large Cap Stock Fund (c)	2,858,666	55,858,342
Fidelity Series Large Cap Value Index Fund (c)	374,356	5,510,518
Fidelity Series Opportunistic Insights Fund (c)	1,736,981	32,759,460
Fidelity Series Small Cap Core Fund (c)	9,842	110,719
Fidelity Series Small Cap Opportunities Fund (c)	1,438,705	19,997,993
Fidelity Series Stock Selector Large Cap Value Fund (c)	2,488,901	32,505,047
Fidelity Series Value Discovery Fund (c)	2,216,846	32,986,671
TOTAL DOMESTIC EQUITY FUNDS (Cost $256,049,316)		283,249,264

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	1,087,557	15,976,219
Fidelity Series Emerging Markets Fund (c)	1,832,167	15,500,135
Fidelity Series Emerging Markets Opportunities Fund (c)	3,581,076	62,060,045
Fidelity Series International Growth Fund (c)	2,635,992	45,154,545
Fidelity Series International Small Cap Fund (c)	527,130	8,940,127
Fidelity Series International Value Fund (c)	3,856,773	45,008,537
Fidelity Series Overseas Fund (c)	3,464,589	44,935,717
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $220,017,900)		237,575,325

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	60,054	460,010
Fidelity Series Emerging Markets Debt Fund (c)	364,123	2,821,952
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	98,893	926,625
Fidelity Series Floating Rate High Income Fund (c)	53,540	483,469
Fidelity Series High Income Fund (c)	341,453	2,871,618
Fidelity Series International Credit Fund (c)	4,189	33,430
Fidelity Series Investment Grade Bond Fund (c)	42,432	428,565
Fidelity Series Long-Term Treasury Bond Index Fund (c)	5,555,218	32,553,576
Fidelity Series Real Estate Income Fund (c)	58,774	557,763
TOTAL BOND FUNDS (Cost $48,567,167)		41,137,008

Short-Term Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (d)	1,276,316	1,276,571
Fidelity Series Government Money Market Fund 5.43% (c)(e)	6,992,974	6,992,974
Fidelity Series Short-Term Credit Fund (c)	14,582	143,630
TOTAL SHORT-TERM FUNDS (Cost $8,409,056)		8,413,175

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $534,019,310)	571,350,812
NET OTHER ASSETS (LIABILITIES) - 0.0%	(72,994)
NET ASSETS - 100.0%	571,277,818

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	114	Mar 2024	12,869,531	405,022	405,022
CBOT 5-Year U.S. Treasury Note Contracts (United States)	182	Mar 2024	19,796,766	423,366	423,366
CBOT Long Term U.S. Treasury Bond Contracts (United States)	23	Mar 2024	2,873,563	209,070	209,070

TOTAL PURCHASED					1,037,458

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	18	Mar 2024	4,338,000	(144,024)	(144,024)
ICE MSCI EAFE Index Contracts (United States)	4	Mar 2024	450,480	(4,352)	(4,352)
ICE MSCI Emerging Markets Index Contracts (United States)	79	Mar 2024	4,083,115	(180,288)	(180,288)

TOTAL SOLD					(328,664)

TOTAL FUTURES CONTRACTS					708,794
The notional amount of futures purchased as a percentage of Net Assets is 6.3%
The notional amount of futures sold as a percentage of Net Assets is 1.6%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $976,040.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	758,514	8,885,462	8,367,405	31,438	-	-	1,276,571	0.0%
Total	758,514	8,885,462	8,367,405	31,438	-	-	1,276,571

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	30,554,882	10,543,203	5,330,441	2,173,658	72,245	5,623,585	41,463,474
Fidelity Advisor Series Growth Opportunities Fund	21,607,001	6,353,470	4,901,056	95,868	(670,887)	7,004,650	29,393,178
Fidelity Advisor Series Small Cap Fund	12,261,868	3,647,731	2,084,521	585,551	(86,781)	1,466,419	15,204,716
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	410,967	84,111	13,504	14,615	(58)	(21,506)	460,010
Fidelity Series All-Sector Equity Fund	11,045,982	2,281,848	1,196,711	631,353	41,648	1,574,825	13,747,592
Fidelity Series Canada Fund	13,110,725	3,332,024	1,535,012	518,581	76,614	991,868	15,976,219
Fidelity Series Commodity Strategy Fund	3,172,498	1,130,693	353,997	158,118	(8,603)	(229,037)	3,711,554
Fidelity Series Emerging Markets Debt Fund	2,239,095	506,567	70,222	121,039	181	146,331	2,821,952
Fidelity Series Emerging Markets Debt Local Currency Fund	763,978	163,132	22,964	44,979	274	22,205	926,625
Fidelity Series Emerging Markets Fund	8,394,808	6,951,896	418,721	361,512	(22,283)	594,435	15,500,135
Fidelity Series Emerging Markets Opportunities Fund	53,340,178	8,233,478	2,585,022	1,686,029	56,495	3,014,916	62,060,045
Fidelity Series Floating Rate High Income Fund	386,978	102,299	13,504	32,802	34	7,662	483,469
Fidelity Series Government Money Market Fund 5.43%	4,451,183	3,895,110	1,353,319	214,851	-	-	6,992,974
Fidelity Series High Income Fund	2,260,834	603,414	72,923	126,296	314	79,979	2,871,618
Fidelity Series International Credit Fund	31,382	1,198	-	1,199	-	850	33,430
Fidelity Series International Growth Fund	34,643,959	8,595,984	1,570,955	563,515	67,801	3,417,756	45,154,545
Fidelity Series International Small Cap Fund	9,458,771	1,728,079	2,548,877	293,962	(797,468)	1,099,622	8,940,127
Fidelity Series International Value Fund	34,551,922	9,256,057	2,617,584	1,403,953	35,435	3,782,707	45,008,537
Fidelity Series Investment Grade Bond Fund	110,795	319,692	14,594	8,077	(243)	12,915	428,565
Fidelity Series Large Cap Stock Fund	44,418,346	9,714,095	3,372,712	2,780,136	60,260	5,038,353	55,858,342
Fidelity Series Large Cap Value Index Fund	4,705,830	1,142,379	633,251	216,117	(22,970)	318,530	5,510,518
Fidelity Series Long-Term Treasury Bond Index Fund	26,079,487	9,041,773	1,283,976	695,957	(25,430)	(1,258,278)	32,553,576
Fidelity Series Opportunistic Insights Fund	26,349,300	4,249,690	3,426,756	329,501	117,624	5,469,602	32,759,460
Fidelity Series Overseas Fund	34,610,109	8,640,348	1,593,684	716,895	66,668	3,212,276	44,935,717
Fidelity Series Real Estate Income Fund	775,085	147,563	366,930	37,653	(31,351)	33,396	557,763
Fidelity Series Short-Term Credit Fund	129,926	10,821	-	3,063	-	2,883	143,630
Fidelity Series Small Cap Core Fund	-	103,109	7,044	1,756	529	14,125	110,719
Fidelity Series Small Cap Opportunities Fund	14,991,408	3,666,609	1,067,086	185,951	3,013	2,404,049	19,997,993
Fidelity Series Stock Selector Large Cap Value Fund	27,951,716	6,411,425	4,336,393	1,450,371	(88,668)	2,566,967	32,505,047
Fidelity Series Value Discovery Fund	28,556,158	7,654,112	4,229,370	1,499,832	(194,814)	1,200,585	32,986,671
	451,365,171	118,511,910	47,021,129	16,953,190	(1,350,421)	47,592,670	569,098,201

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.